SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

October 7, 2002

Date of report (Date of earliest event reported)

BIG BUCK BREWERY & STEAKHOUSE, INC.

(Exact Name of Registrant as Specified in Charter)

Michigan	0-20845	38-3196031
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

550 South Wisconsin Street

Gaylord, Michigan 49734

(Address of Principal Executive Offices, including Zip Code)

(989) 731-0401

(Registrant’s Telephone Number, including Area Code)

ITEM 5                                                        Other Events

Delisting

The Nasdaq Stock Market delisted the securities of Big Buck Brewery & Steakhouse, Inc. from The Nasdaq SmallCap Market as of the open of business on Monday, October 7, 2002.  For further information, please refer to the press release attached hereto as Exhibit 99.1, which is incorporated by reference herein.

ITEM 7                                                        Financial Statements, Pro Forma Financial Information and Exhibits

(c)                                  Exhibits.

99.1                           Press release dated October 4, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on October 8, 2002.

BIG BUCK BREWERY & STEAKHOUSE, INC.

By:	/s/	Anthony P. Dombrowski
Anthony P. Dombrowski
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated October 4, 2002.